UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015 (November 20, 2015) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code): (215) 238-3000
N/A (Former name or former address, if changed since last report.)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
As announced in its earnings release dated November 18, 2015, Aramark declared a dividend of 9.5 cents per share to stockholders of record at the close of business on November 30, 2015. The payment date for the dividend will be December 9, 2015 rather than the date reported in the release (December 19).
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by Aramark under the Securities Act of 1933, as amended or under Securities Exchange Act of 1934, as amended, unless Aramark expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

By:	/S/ STEPHEN P. BRAMLAGE, JR.

Name:	Stephen P. Bramlage, Jr.

Title:	Executive Vice President and Chief Financial Officer

November 20, 2015